UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2024 (April 11, 2024)

CRONOS GROUP INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38403	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

111 Peter Street, Suite 300
Toronto , Ontario	M5V 2H1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 504-0004

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CRON	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.    Changes in Registrant’s Certifying Accountant.
On April 11, 2024, KPMG LLP (“KPMG”), the current independent registered public accounting firm of Cronos Group Inc. (the “Company”), informed the Company that it will not stand for re appointment for the Company’s 2024 annual audit. KPMG indicated that its notification was a result of its decision to cease providing financial statement audit services to companies in the cannabis industry, regardless of the jurisdiction in which they operate. The Company anticipates that KPMG will continue to review its quarterly interim financial results through the first two fiscal quarters of 2024. The Company intends to promptly initiate a process to appoint a new independent registered public accounting firm.
KPMG did not seek the Company’s consent to its decision to not stand for re-appointment as the Company’s independent registered public accounting firm. As a result, neither the Company’s Board of Directors nor the Audit Committee of the Company’s Board of Directors participated in KPMG’s decision.
KPMG issued unqualified reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2023 and 2022, as well as an unqualified report on the effectiveness of the Company’s internal control over financial reporting for the year ended December 31, 2023. KPMG issued an adverse opinion on the Company’s internal control over financial reporting as of the year ended December 31, 2022 due to the existence of a material weakness.
During the Company’s fiscal years ended December 31, 2022 and 2023, and the subsequent interim period through April 12, 2024, there were no “disagreements” between the Company and KPMG within the meaning of Item 304(a)(1)(iv) of Regulation S-K or “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K (other than the material weakness referred to above) with respect to the Company.
In accordance with Item 304(a)(3) of Regulation S-K, the Company provided KPMG with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from KPMG a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of KPMG’s letter dated April 16, 2024 is attached as Exhibit 16.1 hereto.

Item 9.01.    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated April 16, 2024
104	Cover Page Interactive Data File – The cover page from Cronos Group Inc.’s Current Report on Form 8-K filed on April 16, 2024 is formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRONOS GROUP INC.

Dated: April 16, 2024	By:	/s/ Michael Gorenstein
Name: Michael Gorenstein
Title: President and Chief Executive Officer